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                                                                     EXHIBIT 24

                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of ANTEC Corporation, a Delaware corporation (the "Corporation"), which is about to file a Registration Statement on Form S-8 with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, in connection with the Corporation's 2000 Mid-Level Stock Option Plan, hereby constitutes and appoints Lawrence A. Margolis, Mark J. Scagliuso and James E. Knox, and each of them his true and lawful attorneys-in-fact and agents, with full power and all capacities, to sign the Corporation's Registration Statement on Form S-8 and any and all amendments thereto, and any other documents in connection therewith, to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power of authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned hereunto set his hand and seal as of the 8th day of May 2000.

                                              /s/ J. A. IAN CRAIG
                                              -----------------------------
                                              J. A. Ian Craig

                                               /s/ ROD DAMMEYER
                                              -----------------------------
                                              Rod Dammeyer

                                               /s/ JOHN M. EGAN
                                              -----------------------------
                                              John M. Egan

                                               /s/ JAMES L. FAUST
                                              -----------------------------
                                              James L. Faust

                                              /s/ WILLIAM LAMBERT
                                              -----------------------------
                                              William Lambert

                                               /s/ JOHN R. PETTY
                                              -----------------------------
                                              John R. Petty

                                              -----------------------------
                                              Larry Romrell

                                               /s/ WILLIAM S. SCHLEYER
                                              -----------------------------
                                              William S. Schleyer

                                               /s/ SAMUEL K. SKINNER
                                              -----------------------------
                                              Samuel K. Skinner

                                               /s/ BRUCE VAN WAGNER
                                              -----------------------------
                                              Bruce Van Wagner


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